UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2022
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, California, 91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC	(Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2022, in connection with a periodic review of the bylaws of EMCORE Corporation (the “Company”), the Board of Directors (the “Board”) of the Company approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (such further amended and restated version, the “Amended and Restated Bylaws”), effective immediately. All capitalized terms used that are not defined in this Form 8-K shall have the meaning set forth in the Amended and Restated Bylaws. Among the changes contained in the Amended and Restated Bylaws are the following:

•Form of Shareholder Proposal Notice. The advance notice disclosure requirements applicable to both shareholder proposals and director nominations have been revised to require that a Proposal Notice include additional information regarding a Proposing Person and, in the case of director nominations, additional information regarding director nominees.

•Shareholder Nomination of Director Candidates.

◦Shareholder Nomination Deadline. The deadline to nominate a person as a candidate for director before an annual shareholders’ meeting was not changed in the Amended and Restated Bylaws. To be timely, a shareholder’s notice must be delivered to or mailed and received by the secretary at the principal executive offices of the Company (i) in the case of an annual meeting of shareholders, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company); and (ii) in the case of a special meeting of shareholders called for the purpose of electing Directors, not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company and of the nominees proposed by the Board to be elected as Directors at such meeting.

◦Nominee Disqualifications. Provisions relating to director qualifications have been amended to add the requirement that if either the Proposing Person or an individual nominated for election as a director is determined to have any direct or indirect interest that is or may reasonably be considered to be competitive or in conflict with the Company or any affiliate or associate of the Company (a “Conflict”), with such determination made in the reasonable discretion of at least a majority of the then serving directors on the Board, then to the fullest extent permitted by law, no person nominated by any such Proposing Person, or any such individual nominee in the case where only such nominee is so determined to have a Conflict, shall be qualified to serve as a director of the Company.

◦Nominating Notice/Procedures. Provisions relating to the Nominating Notice and nominating procedures have been amended to add the requirements that a proposed nominee shall provide written representations and agreements that, among other things, (a) such proposed nominee is not and will not become party to any Voting Commitment that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law, and (b) such proposed nominee will, if elected as a director, comply with (i) applicable law, (ii) the rules of any securities exchanges upon which the Company’s securities are listed, (iii) all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company, (iv) any other of the Company’s policies and guidelines applicable to directors, and (v) applicable fiduciary duties under state law. Provisions relating to the Nominating Notice were added to also require that proposed nominees complete a Director’s Questionnaire in the form supplied by the Company, submit to an interview by one or more directors or their representatives, and consent to a background screening.

•Other Provisions. Other provisions relating to shareholder proposals and director nominations were also added requiring that:

◦White Card. Any Proposing Person soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Company’s Board of Directors.

◦Exclusive Means. Except for a director nomination made in accordance with the Amended and Restated Bylaws and Rule 14a-9 promulgated under the Exchange Act, the Company’s Amended and Restated Bylaws is the sole and exclusive manner for any shareholder to include nominees for director election in the Company’s proxy materials.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. A blackline of the Amended and Restated Bylaws, marked against the prior version of the Company’s amended and restated bylaws, is filed herewith as Exhibit 3.2.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	EMCORE Amended and Restated Bylaws, effective November 2, 2022.
3.2	EMCORE Amended and Restated Bylaws, effective November 2, 2022 (marked to show changes against prior version).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
Dated: November 2, 2022	Title:	Chief Financial Officer